Ex-10.4

AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                    THIS AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 10, 2010, by and among:

(1) QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (together with its successors and permitted assigns, the “Borrower”),

                    (2) QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (together with its successors, “Quest Diagnostics”), as initial servicer (in such capacity, together with any successor servicer or sub-servicer, the “Servicer”),

                    (3) ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company, as assignee of Variable Funding Capital Company LLC (“VFCC”) (together with its successors, “Atlantic” and together with VFCC, the “Conduits”), and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (f/k/a Calyon New York Branch), in its capacity as a Liquidity Bank to Atlantic and assignee of Wachovia Bank, National Association (together with its successors, “Credit Agricole” and together with Atlantic, the “Atlantic Group”),

                    (4) GOTHAM FUNDING CORPORATION, a Delaware corporation (together with its successors, “Gotham” and together with Atlantic, the “Conduits”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as a Liquidity Bank to Gotham (together with its successors, “BTMU” and, together with Gotham, the “Gotham Group”),

                    (5) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH formerly known as Calyon New York Branch, in its capacity as agent for the Atlantic Group (together with its successors in such capacity, the “Atlantic Agent” or a “Co-Agent”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as agent for the Gotham Group (together with its successors in such capacity, the “Gotham Agent” or a “Co-Agent”), and

                    (6) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Atlantic Group, the Gotham Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”), with respect to that certain Fourth Amended and Restated Credit and Security Agreement dated as of June 11, 2008, by and among the parties hereto (as heretofore amended, the “Existing Agreement” which, as amended hereby, is hereinafter referred to as the “Agreement”).

                    Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Existing Agreement on the terms and subject to the conditions hereinafter set forth.

                    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                    1. Amendments to Existing Agreement.

                    1.1. All references to “Calyon New York Branch” in the Existing Agreement, and all references to “Calyon” in the Existing Agreement (whether alone, or as part of another defined term) are hereby replaced with references to “Credit Agricole Corporate and Investment Bank New York Branch” and “Credit Agricole,” respectively.

                    1.2. The definition in Annex A to the Existing Agreement of the term set forth below is hereby amended and restated in its entirety to read as follows:

          “Scheduled Termination Date” means as to each Liquidity Bank, the earlier to occur of December 9, 2011 and the date on which its Liquidity Commitment(s) terminate(s) in accordance with the Liquidity Agreement to which it is a party.

                    1.3 Section 6.1(o) to the Existing Agreement is hereby amended to delete Section 6.1(o)(iii) in its entirety.

          1.4 Section 7.3(d) to the Existing Agreement is hereby deleted in its entirety, and Section 7.3(d) is hereby amended and restated in its entirety to read as follows:

          (d) Change in Payment Instructions to Obligors. No Loan Party will after the Collateral Account has been established pursuant to Section 7.1(i), make any change in its instructions to Obligors regarding payments to be made to any Collection Account or Lockbox (except for a change in instructions solely for the purpose of directing Obligors to make such payments to another existing Collection Account or Lockbox, as applicable, and where such change is immaterial and does not adversely affect the interests of the Administrative Agent, on behalf of the Secured Parties, in any respect), unless (i) the Co-Agents shall have received prior written notice of such addition, termination or change and (ii) the Administrative Agent shall have received duly executed copies of appropriate Collection Account Agreements, in a form reasonably acceptable to the Administrative Agent with each new Collection Bank.

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                    1.5 Section 14.2 to the Existing Agreement is hereby deleted in its entirety, and Section 14.2 is hereby amended and restated in its entirety to read as follows:

          Section 14.2 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage prepaid, or by facsimile, to the intended party at such address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

1.6 Schedule 6.1(o) is hereby deleted in its entirety.

1.7 Schedule 14.2 is hereby deleted in its entirety.

2. Representations.

                    2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

                    2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

                    3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto,

            (b) receipt by the Administrative Agent of Amendment No. 2 to Springing Blocked Account Agreement dated December 10, 2010 by and among the Borrower, PNC Bank, National Association (“PNC”), Quest Diagnostics, Quest Diagnostics Clinical Laboratories, Inc. and the Administrative Agent, duly executed by the parties thereto,

            (c) receipt by the Administrative Agent of Amendment No. 2 to Collection Account Control Agreement dated December 10, 2010 by and among the Borrower, Fifth Third Bank (“Fifth Third”), Quest Diagnostics, and the Administrative Agent, duly executed by the parties thereto,

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          (d) receipt by each of the Atlantic Agent and the Gotham Agent of an amended and restated version of its Group’s Fee Letter, duly executed by the parties thereto, together with payment the upfront fee specified in the applicable Fee Letter, and

(e) receipt by the Administrative Agent of the Letter Agreement dated December 10, 2010 by and among each of the parties hereto and duly executed by each of the parties thereto.

                    4. Miscellaneous.

                    4.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                    4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                    4.3. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                    4.3.1. IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                    4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

                    4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

<Signature pages follow>

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                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

QUEST DIAGNOSTICS RECEIVABLES INC.

By:	/s/ Robert F. O’Keef

Name: Robert F. O’Keef
Title: Vice President and Treasurer

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Robert F. O’Keef

Name: /s/ Robert F. O’Keef
Title: Vice President and Treasurer

[Signature Page to Amendment No. 3 to Fourth Amended and Restated Credit and Security Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, INDIVIDUALLY

By:	/s/ T. Kobayashi

Name: T. Kobayashi
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS GOTHAM AGENT

By:

Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

By:

Name:
Title:

[Signature Page to Amendment No. 3 to Fourth Amended and Restated Credit and Security Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, INDIVIDUALLY

By:

Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS GOTHAM AGENT

By:	/s/ Aditya Reddy

Name: Aditya Reddy
Title: Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

By:	/s/ Aditya Reddy

Name: Aditya Reddy
Title: Senior Vice President

[Signature Page to Amendment No. 3 to Fourth Amended and Restated Credit and Security Agreement]

GOTHAM FUNDING CORPORATION

By:	/s/ Frank B. Bilotta

Name: Frank B. Bilotta
Title: President

[Signature Page to Amendment No. 3 to Fourth Amended and Restated Credit and Security Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (formerly known as CALYON NEW YORK BRANCH), INDIVIDUALLY

By:	/s/ Kostantina Kourmpetis

Name: Kostantina Kourmpetis
Title: Managing Director

By:	/s/ Sam Pilcer

Name: Sam Pilcer
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (formerly known as CALYON NEW YORK BRANCH), AS ATLANTIC AGENT

By:	/s/ Kostantina Kourmpetis

Name: Kostantina Kourmpetis
Title: Managing Director

By:	/s/ Sam Pilcer

Name: Sam Pilcer
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC

By: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (formerly known as CALYON NEW YORK BRANCH), AS ATTORNEY-IN-FACT

By:	/s/ Kostantina Kourmpetis

Name: Kostantina Kourmpetis
Title: Managing Director

By:	/s/ Sam Pilcer

Name: Sam Pilcer
Title: Managing Director

[Signature Page to Amendment No. 3 to Fourth Amended and Restated Credit and Security Agreement]